                                                                    Exhibit 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our reports and to all references to our Firm included in or made a part of this Form 10K, into the Company's previously filed Registration Statement File Nos. 33-35191, 33-47830, 33-87792, 33-84795, 333-11853, 333-11849,333-34003 and 333-79167.



                                               /s/ ARTHUR ANDERSEN LLP



Boston, Massachusetts
December 20, 1999